UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 14, 2011

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647
(Address of Principal Executive Offices, including zip code)

(601) 948-4091
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

FOCUS Plan Long-Term Equity Incentive

On January 14, 2011, the Committee approved an additional 55,623 FOCUS Plan long-term equity incentive awards to officers of the Company, including awards to the Company’s named executive officers.  The long-term equity incentive awards consist of 25,620 time-based awards, 16,883 performance-based awards subject to an absolute total return goal, and 13,120 performance-based awards subject to a relative total return goal.

The time-based awards will vest 25% on each of January 14, 2012, 2013, 2014 and 2015.  The performance-based awards are contingent on the Company meeting goals for compounded annual total return to stockholders (“TRS”) set by the Compensation Committee over the three year period beginning July 1, 2010.  The absolute and relative TRS performance goals are more fully described in the Company’s Form 8-K filed with the Securities and Exchange Commission on July 15, 2010.

The additional FOCUS Plan long-term equity incentive awards that the Company’s named executive officers are eligible to receive are as follows:

Name	FOCUS Plan Performance-Based Awards Estimated Future Payouts (# of restricted shares)			FOCUS Plan Time-Based Awards
	Threshold	Target	Maximum
Steven G. Rogers................................................................................... Absolute Return Goal (1) Relative Return Goal (1)	2,290 2,371	9,160 6,520	15,266 11,854	5,940
William R. Flatt.......................................................................................	--	--	--	2,700
Richard G. Hickson IV...........................................................................	--	--	--	2,700
Mandy M. Pope.....................................................................................	--	--	--	1,620
James M. Ingram....................................................................................	--	--	--	1,620
__________
(1)           When the Committee approved the initial FOCUS Plan long-term equity incentive awards in 2010, the restricted stock awarded to Mr. Rogers (assuming the achievement of the maximum performance level) would have exceeded the maximum number of shares that may be awarded in a calendar year to an individual participant under the Company’s 2010 Omnibus Equity Incentive Plan, as amended.  Accordingly, the Committee approved these additional performance-based awards for Mr. Rogers in 2011, however, the performance goals and vesting criteria are identical to the awards made in July 2010.

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Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Restricted Share Agreement for FOCUS Plan Time-Based Awards (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed July 15, 2010).

10.2	Form of Restricted Share Agreement for FOCUS Plan Performance-Based Awards (Absolute Return Goal) (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed July 15, 2010).

10.3	Form of Restricted Share Agreement for FOCUS Plan Performance-Based Awards (Relative Return Goal) (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed July 15, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 18, 2011

                         PARKWAY PROPERTIES, INC.

                         By: /s/ Mandy M. Pope
                          Mandy M. Pope
                         Executive Vice President and Chief Accounting Officer

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